SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934 Amendment No.

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X] Preliminary Proxy Statement

[_] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
    14A-6(E)(2))

[_] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Under Rule 14a-12

                             Mercantile Funds, Inc.
                (Name of Registrant as Specified In Its Charter)

               --------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies: _______

(2) Aggregate number of securities to which transaction applies: ________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): _______

(4) Proposed maximum aggregate value of transaction: _______

(5) Total fee paid: ________

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid: _______

(2) Form, Schedule or Registration Statement No.:  ________

(3) Filing Party: ________

(4) Date Filed: ________

             PRELIMINARY PROXY MATERIALS FOR THE INFORMATION OF THE
                       SECURITIES AND EXCHANGE COMMISSION


                             MERCANTILE FUNDS, INC.

                NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE
                           CAPITAL OPPORTUNITIES FUND

                                                              September __, 2003

To the Shareholders of the
   Capital Opportunities Fund, a series of Mercantile Funds, Inc.

      A Special Meeting of Shareholders (the "Meeting") of the Capital Opportunities Fund (the "Fund"), a series of Mercantile Funds, Inc. (the "Company") will be held on September 26, 2003 at the offices of Mercantile Capital Advisors, Inc., the Fund's investment adviser ("Mercantile"), Second Floor Board Room, Two Hopkins Plaza, Baltimore, Maryland 21201, at 9:00 a.m. to:

(1) Approve or disapprove a new Sub-Advisory Agreement for the Fund between Mercantile and Delaware Management Company;

(2) Approve or disapprove the sub-advisory compensation payable to Delaware Management Company by Mercantile from April 30, 2003 through the date of the Meeting on September 26, 2003; and

(3) Transact such other business as may properly come before the Meeting or any adjournment of the Meeting.

      The proposals referred to above are discussed in the Proxy Statement attached to this Notice. The Company invites each shareholder of the Fund to attend the Meeting in person. Shareholders of record at the close of business on August 29, 2003 have the right to vote at the Meeting. If you cannot be present at the Meeting, we urge you to fill in, sign and promptly return the enclosed proxy so that the Company can hold the Meeting and vote the maximum number of shares.

      The Company has been advised by Mercantile that certain customers of its parent company, Mercantile-Safe Deposit & Trust Company ("MSD&T"), who are beneficial owners of shares of common stock of the Fund, have elected not to receive proxy materials with respect to investments held of record for their benefit by MSD&T. Mercantile and MSD&T have asked the Company to advise shareholders in this category that the enclosed proxy materials are being provided to them in this case in order to comply with legal requirements applicable to the Company and Mercantile. Those customers who receive these materials are requested to complete the enclosed proxy and return it in the postage-paid envelope provided.

By order of the Board of Directors,
Jennifer E. Vollmer
Secretary

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

   In order to avoid the additional expense of a second solicitation, we urge you to complete, sign and return promptly the enclosed Proxy regardless of whether you plan to attend the Meeting. The enclosed addressed envelope requires no postage and is intended for your convenience.
--------------------------------------------------------------------------------

             PRELIMINARY PROXY MATERIALS FOR THE INFORMATION OF THE
                       SECURITIES AND EXCHANGE COMMISSION

                             MERCANTILE FUNDS, INC.
                                Two Hopkins Plaza
                            Baltimore, Maryland 21201
                                 1-800-551-2145

                                 PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Mercantile Funds, Inc. (the "Company") for use at a Special Meeting of Shareholders (the "Meeting") of the Company's Capital Opportunities Fund (the "Fund") to be held at the offices of Mercantile Capital Advisors, Inc., the Fund's investment adviser ("Mercantile"), Second Floor Board Room, Two Hopkins Plaza, Baltimore, Maryland 21201 on September 26, 2003 at 9:00 a.m.

      The Company expects to solicit proxies primarily by mail. The Company's officers and existing service providers also may solicit proxies by telephone, telegraph, facsimile or personal interview. The Company will bear all proxy solicitation costs. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by attending the Meeting and electing to vote in person. The Company expects to distribute this Proxy Statement and the enclosed proxy to the Fund's shareholders on or about September 10, 2003.

      A proxy for the Fund is enclosed for the shares that you own in the Fund. If you return a properly executed proxy to the Company, the Company will vote those shares represented by the proxy at the Meeting in accordance with its stated instructions. Each full share is entitled to one vote and each fractional share to a proportionate fractional vote. If you do not expect to be present in person at the Meeting and wish your shares to be voted, please complete the proxy and mail it in the enclosed reply envelope.

      The Company will furnish, without charge, copies of its Annual and Semi-Annual Reports dated May 31, 2003 and November 30, 2002, respectively, to any shareholder upon request. You may obtain the Company's Annual and Semi-Annual Reports to shareholders by writing to the Company at Two Hopkins Plaza, Baltimore, Maryland 21201 or by calling 1-800-551-2145. The Company's Annual and Semi-Annual Reports are also available on the Company's public website at www.MercantileMutualFunds.com.


                                 PROPOSAL No. 1

                   APPROVAL OF NEW SUB-ADVISORY AGREEMENT WITH
                           DELAWARE MANAGEMENT COMPANY

      Background. At the Meeting, shareholders of the Fund will be asked to approve a new Sub-Advisory Agreement (the "New Sub-Advisory Agreement") between Mercantile and Delaware Management Company ("Delaware") for the Fund.

      Mercantile is the current investment adviser to the Fund under an existing Advisory Agreement with the Company dated July 24, 1998. The Advisory Agreement was last approved by the Board at its regular meeting held on May 9, 2003, and by each Fund's shareholders on July 24, 1998. The Advisory Agreement authorizes Mercantile to employ sub-advisers to perform, under Mercantile's supervision, any or all of the advisory services described in the Advisory Agreement, provided that Mercantile pays all of the sub-adviser's compensation from the fees Mercantile receives for advisory services.

      Delaware was the sub-adviser of the Fund under an agreement between Mercantile and Delaware (the "Original Agreement") dated July 5, 2000 for a period of two years. The Original Agreement was to continue thereafter automatically for successive one-year periods so long as its continuation was approved in accordance with the Investment Company Act of 1940, as amended (the "1940 Act"). At the regular meeting of the Board held on May 9, 2003, believing that the Original Agreement's effective date of July 5, 2000 also governed the renewal date and that it could be properly continued, the continuation of the Original Agreement was approved by the Board, including a majority of the Directors who were not parties to the Original Agreement or "interested persons" (as defined in the 1940 Act) of such parties. Upon closer inspection of the Original Agreement, however, Mercantile realized that the Original Agreement had an April 30th termination date and determined that the renewal in May was not timely. Therefore, the Original Agreement terminated on April 30, 2003.

      Although the Original Agreement terminated as of April 30, 2003, Delaware has continued to manage the Fund's assets, and Mercantile has continued to pay Delaware, on a quarterly basis, the compensation Delaware would have earned under the Original Agreement. On August 8, 2003, Mercantile notified the Board of the termination of the Original Agreement and recommended that Delaware be rehired as sub-adviser of the Fund and the Board approve an Interim Sub-Advisory Agreement. On August 8, 2003 the Interim Sub-Advisory Agreement and a New Sub-Advisory Agreement between Mercantile and Delaware with respect to the Fund were approved by a majority of the Board, including a majority of the Directors who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of such parties. The Interim Sub-Advisory Agreement took effect on August 8, 2003 and will remain in effect (unless sooner terminated) until shareholders of the Fund either approve or disapprove the New Sub-Advisory Agreement with Delaware.

      Under the Interim Sub-Advisory Agreement, Delaware provides services to the Fund on substantially the same terms as it did under the Original Agreement. The New Sub-Advisory Agreement has substantially the same terms as the Original Agreement, including the description of the services that Delaware would render to the Fund and the sub-advisory fees payable to Delaware by Mercantile. In addition, the New Sub-Advisory Agreement reflects changes to enhance compliance with the newly adopted proxy voting rules issued by the Securities and Exchange Commission (the "SEC"). The New Sub-Advisory Agreement will not affect or change, in any way, the amount of advisory fees payable to Delaware or to Mercantile. For a description of the terms of the New Sub-Advisory Agreement, see "Terms and Conditions of the New Sub-Advisory Agreement." A copy of the New Sub-Advisory Agreement with Delaware is attached to this Proxy Statement as Exhibit A.

      The Board is recommending that shareholders of the Fund approve the New Sub-Advisory Agreement to ensure that Delaware will continue to serve as the Fund's sub-adviser. If the Fund's shareholders approve the Sub-Advisory Agreement at the Meeting, Delaware will continue to serve as the Fund's sub-adviser. If the Fund's shareholders do not approve Proposal No. 1 at the Meeting or at an adjournment of the Meeting, Mercantile will be the sole investment adviser of the Fund, in which case Mercantile will consider other alternatives, including the recommendation of one or more other sub-advisers, subject to Board and Fund shareholder approval.

      Delaware Management Company. In managing the Fund, Delaware employs a blended investment strategy that consists of both a growth and value investment style. Delaware monitors the performance of each investment style of the blended strategy and, to the extent that it deems appropriate to maintain a neutral blended strategy, may periodically rebalance the allocation of the Fund's assets between growth and value stocks. A separate portfolio manager supported by a investment team manages each investment style. Delaware utilizes a team-based, research-driven investment approach and a team of investment analysts and traders supports the Fund's portfolio managers. The core of the investment philosophy for all strategies is both fundamental and quantitative proprietary research. Each investment team performs its own independent research and analysis rather than follow nonspecific recommendations of a single, centralized research team.

      In selecting growth stocks for the Fund's portfolio, the equity growth management team utilizes a bottom-up process which seeks to identify small companies with high expected growth and revenues and that are believed to be leaders, or are expected to become leaders, in their respective market niches. This process involves assessing a stock's current valuation by reviewing historical factors such as price-to-earnings, price-to-book, and price-to-free cash flow ratios, and revenues, as well as historic projected earnings and growth rates, and evaluating a company by looking at the capability of the management team, the strength of the company's position within its industry, the potential for the company to develop new products or markets, the company's return on equity and the company's financial and accounting policies.

      In selecting value stocks for the Fund's portfolio, the equity value management team utilizes a top-down process to identify small companies whose stock prices appear low relative to their underlying value or future earnings potential. This process involves assessing the financial strength of a company, its management, the prospects for its industry and any anticipated changes within the company that might suggest a more favorable outlook going forward, with a focus on stocks whose prices are historically low based on a given financial measure such as profits, book value or cash flow.

      The Fund's portfolio managers responsible for the respective investment styles are:

      o Gerald S. Frey, Managing Director and Chief Investment Officer, serves as co-portfolio manager of the Fund and is responsible for managing the growth investment style of the Fund's blended investment strategy. Mr. Frey joined Delaware in 1996 and has 23 years of industry experience. Prior to joining Delaware, Mr. Frey served as a senior director at Morgan Grenfell Capital Management and as vice president at Chase Investors Management Corporation. He has a BA in Economics from Bloomsburg University.

      o Christopher S. Beck, CFA, Vice President and Senior Portfolio Manager, serves as co-portfolio manager of the Fund and is responsible for managing the value investment style of the Fund's blended investment strategy. Mr. Beck joined Delaware in 1997 and has 22 years of investment experience. Prior to joining Delaware, Mr. Beck served as vice president of Pitcairn Trust Company, served as chief investment officer of the University of Delaware and held management positions at Cypress Capital Management and Wilmington Trust Company. He has a BA from the University of Delaware and an MBA from Lehigh University. Member of the Philadelphia Society of Financial Analysts.

      Delaware was founded in 1929 as an investment counseling service and has a long history of asset management experience. Currently, Delaware provides investment advisory services to mutual funds, defined-benefit and defined contribution retirement plans to Fortune 500 corporations, public retirement plans, endowments and foundations, nuclear decommissioning trusts, Taft-Hartley plans, health care organizations, and states, municipalities and municipal authorities. Delaware is part of Delaware Management Holdings, Inc. and is an indirect wholly owned subsidiary of Lincoln National Corporation, which offers life insurance and other financial services, including asset management through its subsidiaries. As of June 30, 2003, Delaware managed $96.3 billion of assets on behalf of individuals and institutions. Delaware's principal offices are located at One Commerce Square, Philadelphia, Pennsylvania 19103.

      Terms and Conditions of the New Sub-Advisory Agreement. A copy of the New Sub-Advisory Agreement with Delaware is attached to this Proxy Statement as Exhibit A, which qualifies in its entirety the following description of the Agreement.

      The New Sub-Advisory Agreement provides that, subject to the supervision of the Board, Delaware will assist Mercantile in providing a continuous investment program for the Fund, including research and management for all of the Fund's securities, investments and cash. Mercantile will pay Delaware an annual fee of 0.70% of the Fund's average daily net assets for its services under the New Sub-Advisory Agreement, subject to the understanding that if Mercantile voluntarily waives its advisory fee in order to maintain the expenses of the Fund, the fee paid to Delaware will be proportionately waived. These sub-advisory fees are Mercantile's sole responsibility and do not represent any additional expense to the Fund.

      Under the New Sub-Advisory Agreement, Delaware will pay all expenses that it incurs in connection with its activities under the Agreement, other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any, related to their purchase and sale). The New Sub-Advisory Agreement also provides that Delaware will: (a) use the same skill and care in providing its services as it uses in providing services to its other accounts for which it has investment responsibilities; (b) conform with all applicable rules and regulations of the SEC under the 1940 Act and other applicable government regulations; (c) be responsible for taking action with respect to any proxies, notices, reports and other communications relating to any of the Fund's portfolio securities; (d) maintain all books and records relating to the securities transactions of the Fund and furnish Mercantile and the Board with such periodic and special reports as requested;
(e) treat confidentially and as proprietary information of the Company all records and other information relating to the Company and the Fund; and (f) attend regular business and investment-related meetings of the Board, as requested.

      Under the New Sub-Advisory Agreement, Delaware is not liable to the Company or any Fund shareholder for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, providing services under the New Sub-Advisory Agreement, including any losses sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund. Delaware may be liable, however, for losses arising out of its willful misfeasance, bad faith, negligence or reckless disregard of its obligations and duties under the New Sub-Advisory Agreement or losses resulting from a breach of fiduciary duty with respect to the receipt of compensation for services.

      Under the New Sub-Advisory Agreement, Delaware may select brokers and dealers for any purchase or sale of the Fund's assets, subject to Delaware's obligation to obtain "best price and best execution." Delaware may, in the allocation of portfolio brokerage and the payment of commissions, consider brokerage and research services that Delaware receives from brokers and dealers, in accordance with Section 28(e) of the Securities Exchange Act of 1934, as amended.

      Any brokerage and research services received by Mercantile and Delaware (collectively, the "Advisers") supplement and do not replace the services that the Advisers must perform and do not reduce the advisory fees that the Fund pays to the Adviser. It is possible that certain of these services will primarily benefit one or more other investment companies or other accounts for which an Adviser exercises investment discretion. Conversely, the Fund may be the primary beneficiary of services that the Advisers receive as a result of portfolio transactions effected for other investment clients.

      The Advisers will make investment decisions for the Fund and for other investment accounts that they manage independently of each other, in light of differing conditions. Nevertheless, the Advisers may make the same investment decision for more than one account. In these cases, simultaneous transactions are inevitable. The Advisers would then allocate these transactions in a manner that the Advisers believe to be equitable to each account. While, in some cases, this practice could have a detrimental effect on the price or value of the security for the Fund, in other cases, it may be beneficial to the Fund. As permitted by law, the Advisers may, in executing transactions, aggregate purchase and sale orders for the Fund with those of other investment accounts. The Fund will not purchase portfolio securities from, or sell them to, Mercantile or Delaware, or any affiliate of those entities, except as the 1940 Act and the SEC permit.

      The New Sub-Advisory Agreement for the Fund will become effective on the date of its approval by the Fund's shareholders, and will continue in effect for two years from the date of the Agreement. After that date, if the New Sub-Advisory Agreement is not terminated, it will remain in full force and effect for successive one-year terms, provided that such continuance is approved at least annually by (i) the vote of a majority of those Directors who are not parties to the New Sub-Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) the Board or the vote of a majority of the outstanding shares of the Fund. No amendment to the New Sub-Advisory Agreement requiring shareholder approval under the 1940 Act will be effective until the relevant Fund's shareholders approve the amendment.

      The New Sub-Advisory Agreement will terminate automatically in the event of its "assignment" (as defined in the 1940 Act). On 60 day's written notice, the Fund (by a vote of the Board or a majority of its outstanding shares) or either of the Advisers may terminate the Agreement for the Fund without penalty.

      Board Evaluation of the New Sub-Advisory Agreement. In reaching its decision to approve the renewal of Delaware's sub-advisory services and to submit the New Sub-Advisory Agreement to shareholders of the Fund for approval, the Board evaluated the small cap equity investment management capabilities, resources and investment performance record of Delaware. The Board reviewed the blended investment strategy utilized by Delaware, which consists of both a growth and value investment style (described above), which Mercantile believed to be an investment style that would prove beneficial to the Fund over the long-term because Delaware was more likely to provide better investment performance over a full market cycle, and concluded that it was consistent with the Fund's investment objective and current investment strategies. The Board also considered the benefits that Delaware may derive from the Agreement, including receipt of investment research and information in return for allocating portfolio brokerage. The Board took into account the fact that Delaware had previously advised regulated investment companies, including the Fund. With the understanding that Mercantile would continue to be responsible for investment advice provided to the Fund and would supervise Delaware in its activities as sub-adviser, the Board concluded that Delaware's extensive investment management experience could successfully be applied to the Fund. The Board considered each of these factors to be of material importance in its recommendation of the New Sub-Advisory Agreement. Based on their consideration, analysis and evaluation of the above factors and other information deemed by them to be relevant, the Directors concluded that the approval of the New Sub-Advisory Agreement between Mercantile and Delaware is in the best interests of each Fund and its shareholders.

      For certain other information pertinent to these proposals, see "Voting Information," "Additional Information" and "Other Matters."

      Required Vote. The approval of the New Sub-Advisory Agreement for the Fund requires the affirmative vote of the holders of a "majority of the outstanding voting securities " of the Fund (as defined by the 1940 Act), which means the lesser of (a) the holders of 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy; or (b) more than 50% of the outstanding shares of the Fund.

        The Board recommends that shareholders of the Fund vote "FOR" the approval of the New Sub-Advisory Agreement with Delaware.

                                 PROPOSAL No. 2

            APPROVAL OF SUB-ADVISORY COMPENSATION PAYABLE TO DELAWARE
                               MANAGEMENT COMPANY

      Background. At the Meeting, shareholders of the Fund will be asked to approve or disapprove the sub-advisory compensation payable to Delaware Management Company by Mercantile for the period April 30, 2003 through the date of the Meeting on September 26, 2003.

      Although the Original Agreement terminated as of April 30, 2003, Delaware has continued to manage the Fund's assets, and Mercantile has continued to pay Delaware, on a quarterly basis, the sub-advisory compensation Delaware would have earned under the Original Agreement. The last payment made to Delaware by Mercantile was through the period June 30, 2003. The next payment to Delaware is due on September 30, 2003.

      The amount of the sub-advisory compensation paid to Delaware by Mercantile for the period April 30, 2003 through June 30, 2003 was $62,475.96. Mercantile has placed in an interest bearing escrow account the amount of $62,475.96 for the sub-advisory compensation paid to Delaware for the period April 30, 2003 through June 30, 2003.

      If the Fund's shareholders do not approve payments made to Delaware by Mercantile after the Original Agreement terminated, then the amount Mercantile has placed in escrow will be reimbursed to the Fund. In addition, Mercantile will reimburse the Fund for the sub-advisory compensation payable to Delaware for the period from July 1, 2003 through the date of the Meeting on September 26, 2003. Delaware will not be required to repay any of the sub-advisory compensation that it earned from April 30, 2003 through the date of the Meeting on September 26, 2003.

      Required Vote. The approval of the sub-advisory compensation payable to Delaware Management Company by Mercantile for the period April 30, 2003 through the date of the Meeting on September 26, 2003 requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Fund (as defined by the 1940 Act), which means the lesser of (a) the holders of 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy; or (b) more than 50% of the outstanding shares of the Fund.

        The Board recommends that shareholders of the Fund vote "FOR" the approval of the sub-advisory fees payable to Delaware for the period
        April 30, 2003 through the date of Meeting on September 26, 2003.


                               VOTING INFORMATION

      Record Date. Only shareholders of record at the close of business on August 29, 2003 (the "Record Date") will be entitled to vote at the Meeting. On that date, there were __________________ shares of the Fund outstanding and entitled to be voted at the Meeting.

      Quorum. The presence in person or by proxy of the holders of at least a majority of all the votes that the Fund's shareholders are entitled to cast at the Meeting will constitute a quorum for the Fund. For purposes of determining the presence of a quorum, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting but not voted. Abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal.

      If a quorum with respect to the Fund is not present at the Meeting or at any adjournment of the Meeting, or if a quorum is present at the Meeting but the Company does not receive sufficient votes to approve any of the proposals, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote FOR any of the proposals in favor of such adjournments, and will vote those proxies required to be voted AGAINST any of the proposals against any such adjournments.

      Other Shareholder Information. Mercantile's parent company, Mercantile-Safe Deposit & Trust Company ("MSD&T"), may be deemed to be the beneficial owner, for purposes of the federal Record Date, because MSD&T possessed sole or shared voting or investment power for such shares. MSD&T does not, however, have any economic interest in such shares, which are held solely for the benefit of its customers. MSD&T has advised the Company that it intends to vote the shares of each Fund over which it has voting power in a manner that is consistent with its fiduciary responsibilities. To the Company's knowledge, at the Record Date no other person possessed sole or shared voting or investment power with respect to 5% or more of any of the outstanding shares of the Fund. As of the Record Date, the Directors and officers of the Company, as a group, owned less than 1% of the outstanding shares of the Fund.

                             ADDITIONAL INFORMATION

      Information About Mercantile. Mercantile's principal offices are located at Two Hopkins Plaza, Baltimore, Maryland 21201. Mercantile is a wholly owned subsidiary of Mercantile-Safe Deposit & Trust Company ("MSD&T") which, in turn, is wholly owned by Mercantile Bankshares. As of July 31, 2003, Depository Trust & Clearing Corporation, 55 Water Street, New York, New York 10004, owned of record more than 10% of the issued and outstanding common stock of Mercantile Bankshares. To the Company's knowledge, no other person owns beneficially or of record 10% or more of any class of issued and outstanding voting securities of Mercantile Bankshares.

      Leslie B. Disharoon, Chairman of the Board, and his wife each own shares of Mercantile Bankshares, the indirect parent of Mercantile. Decatur H. Miller, a member of the Board, serves as co-trustee of a trust of which Mercantile is also a co-trustee. Any transactions by Directors involving securities of Mercantile or its parents or subsidiaries since the beginning of the fiscal year ended May 31, 2003 did not exceed 1% of the outstanding securities of any class of such securities.

      The Company's Advisory Agreement with Mercantile permits Mercantile to act as investment adviser to one or more other investment companies and to fiduciary and other managed accounts. As of July 31, 2003, Mercantile managed approximately $3.1 billion of investment company assets.

      Under its Advisory Agreement with Mercantile, the Fund pays Mercantile an annual advisory fee of 1.30% of the Fund's average daily net assets. For the fiscal year ended May 31, 2003, the Fund paid Mercantile $377,394 (0.95% of its average daily net assets), in annual advisory fees (after waivers). Mercantile voluntarily waived fees during this period in order to keep the Fund's total operating expenses at certain levels. Although such waivers may be ongoing, Mercantile may revise or cancel them at any time without notice.

      The following table shows the name, position with Mercantile and principal occupation of the chief executive officer and each director of Mercantile as of [August 29, 2003.] Each individual's address is Two Hopkins Plaza, Baltimore, Maryland 21201.

-------------------------------------------------------------------------------
                    Position with
Name                Mercantile        Principal Occupation
-------------------------------------------------------------------------------
John J. Pileggi     Director,         Executive Vice President, Wealth
                    President and CEO Management Institutional Sales, MSD&T
-------------------------------------------------------------------------------
J. Marshall Reid Director Director, President and COO, MSD&T
-------------------------------------------------------------------------------

      Information About Delaware. The following table lists the name and principal occupation of the principal executive officers of Delaware as of [August 29, 2003]. Each individual's address is One Commerce Square, Philadelphia, PA 19103.

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Name                Principal Occupation
-------------------------------------------------------------------------------

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      Payments to Affiliates. Mercantile, with principal offices located at Two
Hopkins Plaza, Baltimore, Maryland 21201, serves as administrator to the Company. For its services as administrator, Mercantile receives fees from the Fund and each other portfolio of the Company, computed daily and payable monthly, calculated at the annual rate of 0.125% of the Company's aggregate average daily net assets. For the fiscal year ended May 31, 2003, Mercantile received administrative fees (net of waivers) of $39,867 (0.10% of average daily net assets) from the Fund. The Company expects that Mercantile will continue to provide administrative services to the Fund after the Meeting.

      Affiliated Brokers. During the fiscal year ended May 31, 2003, the Fund did [not] pay any commissions to affiliated brokers.

      Distributor. BISYS Fund Services Limited Partnership (the "Distributor") serves as the exclusive distributor of the shares of the Company. The Distributor's principal offices are located at 3435 Stelzer Road, Columbus, Ohio 43219.

                                  OTHER MATTERS

      The Company does not intend to hold Annual Meetings of Shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should send their written proposals to the Company at its principal office within a reasonable time before such meeting.

      No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Company.

Dated: ______________, 2003

                                                                       EXHIBIT A

                         FORM OF SUB-ADVISORY AGREEMENT


      AGREEMENT made this _______ day of _______, 2003, between Mercantile Capital Advisors, Inc. (the "Adviser"), an investment adviser having its principal place of business in Baltimore, Maryland, and Delaware Management Company (the "Sub-Adviser"), a series of Delaware Management Business Trust ("DMBT"), a Delaware statutory trust.

      WHEREAS, the Adviser serves as investment adviser to the investment portfolios of the Mercantile Funds, Inc. (the "Company"), a Maryland corporation having its principal place of business in Baltimore, Maryland, and is a registered open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

      WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment advisory services to the Capital Opportunities Fund, a series of the Company, (the "Fund") and the Sub-Adviser represents that it is willing and possesses legal authority to so furnish such services without violation of applicable laws and regulations;

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment. The Adviser hereby appoints the Sub-Adviser to act as sub-adviser to the Fund as permitted by the Adviser's Advisory Agreement with the Company pertaining to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. Additional investment portfolios may from time to time be added to those covered by this Agreement by the parties executing a new Schedule A which shall become effective upon its execution and shall supersede any Schedule A having an earlier date.

2. Sub-Advisory Services. Subject to the supervision of the Company's Board of Directors, the Sub-Adviser will assist the Adviser in providing a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. The Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Company with respect to the Fund and will manage each Fund's overall cash position. The Sub-Adviser will provide the services under this Agreement in accordance with the Fund's investment objectives, policies, and restrictions as stated in the Prospectus and resolutions of the Company's Board of Directors.

3. Brokerage. The Sub-Adviser shall select brokers and dealers for any purchase or sale of assets of the Accounts and is hereby directed to seek to obtain for the Accounts in such transactions "best price and best execution." Consistent with the foregoing and to the extent permitted by the 1940 Act, the Sub-Adviser may, in the allocation of portfolio brokerage business and the payment of brokerage commissions, consider the brokerage and research services furnished the Sub-Adviser by brokers and dealers, in accordance with the provisions of Section 28(e) of the Securities Exchange Act of 1934, as amended. In no instance will portfolio securities be purchased from or sold to an affiliated person of the Adviser, the Sub-Adviser, or any affiliated person of the Company, the Adviser or the Sub-Adviser, except to the extent permitted by the 1940 Act and the Securities and Exchange Commission (the "SEC").

4. Covenants by Sub-Adviser. The Sub-Adviser agrees that with respect to the services provided to the Company that it:

    (a) will use the same skill and care in providing such services as it uses in providing services to its other accounts for which it has investment responsibilities and will act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

    (b) will conform with all applicable rules and regulations of the SEC under the 1940 Act and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Sub-Adviser;

    (c) will be responsible for taking action with respect to any proxies, notices, reports and other similar corporate actions that it received from the Fund's custodian relating to any of the Fund's portfolio securities in accordance with policies it has established in compliance with SEC regulations;

    (d) maintain all books and records with respect to the securities transactions of the Fund, will furnish the Adviser and Company's Board of Directors with such periodic and special reports as the Board may reasonably request with respect to the Fund, and will provide in advance to the Adviser all reports to the Company's Board of Directors for examination and review within a reasonable time prior to the Company's Board meetings;

    (e) will treat confidentially and as proprietary information of the Company all records and other information relative to the Company and the Fund and its shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Company, which approval shall not be unreasonably withheld and may not be withheld where the Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Company; and

    (f) will attend regular business and investment-related meetings with the Company's Board of Directors and the Adviser if requested to do so by the Company and/or the Adviser.

5. Sub-Adviser's Representations. The Sub-Adviser hereby represents and warrants that (i) DMBT is duly registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended; and (ii) that the Sub-Adviser is willing and possesses all requisite legal authority to provide the services contemplated by this Agreement without violation of applicable law and regulations.

6. Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of the Company's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act"), and under the 1940 Act as filed with the SEC and all amendments thereto; and the most recent Prospectus and Statement of Additional Information of each of the Fund (such Prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto, are herein collectively called the "Prospectus"). The Adviser will furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing and copies of resolutions of the Company related to the Sub-Adviser's provision of sub-advisory services to the Fund.

7. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records which it maintains for the Fund are the property of the Company and further agrees to surrender promptly to the Company any of such records upon the Company's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31 a-1 under the 1940 Act.

8. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Sub-Adviser will be entitled to a fee, computed daily and payable quarterly, from the Adviser, calculated at the annual rate described in Schedule A attached hereto.

9. Expenses. The Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund.

10. Limitation of Liability. In the absence of (a) willful misfeasance, bad faith or negligence on the part of the Sub-Adviser in performance of its obligations and duties hereunder, (b) reckless disregard by the Sub-Adviser of its obligations and duties hereunder, or (c) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Sub-Adviser shall not be subject to any liability whatsoever to the Company, or to any shareholder of the Fund for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Fund.

11.   Duration and Termination.

    (a) This Agreement will become effective with respect to each Fund listed on Schedule A as of the date first written above (or, if a particular Fund is not in existence on that date, on the date a registration statement relating to that Fund becomes effective with the Securities and Exchange Commission), provided that it shall have been approved by a majority of the Company's Board of Directors, including a majority of those members of the Company's Board of Directors who are not parties to this Agreement or "interested persons" of any such party, by a vote cast in person at a meeting called for the purpose of voting on such approval and by vote of a majority of the outstanding voting securities of such Fund, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect for two years from the date of this Agreement. Thereafter, the Agreement shall continue in effect for successive one-year terms, provided that such continuance is specifically approved at least annually by the vote of a majority of those members of the Company's Board of Directors who are not parties to this Agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval, and by the vote of a majority of the Company's Board of Directors or by the vote of a majority of to the outstanding voting securities of such Fund.

    (b) This Agreement may be terminated at any time without the payment of any penalty, on sixty (60) days prior written notice, by the Company (by vote of the Company's Board of Directors or by vote of a majority of the outstanding voting securities of such Fund), by the Sub-Adviser or by the Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities", "interested persons" and "assignment" shall have the same meanings as ascribed to such terms in the 1940 Act.)

12. Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed to the:

              Sub-Adviser:
              Delaware Investments
              2005 Market Street
              Philadelphia, PA 19103

              Adviser:
              Attn: Compliance Department
              Two Hopkins Plaza
              Baltimore MD 21201

              Mercantile Funds, Inc.:
              Mercantile Capital Advisors, Inc.
              Attn: Funds Administration
              Two Hopkins Plaza
              Baltimore MD 21201

13. Services Not Exclusive. The investment management services furnished by the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser shall be free to solicit and furnish similar services to others so long as its services under this Agreement are not impaired thereby.

14. Amendment of this Agreement. No amendment of this Agreement for which approval by the outstanding voting securities of each Fund is required under the 1940 Act shall be effective until approved by the vote of a majority of the outstanding voting securities of the Fund.

15. Governing Law. This Agreement shall be governed by and its provisions shall be construed in accordance with the laws of the State of Maryland.

16. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable.

17. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                                    * * * * *

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                               MERCANTILE CAPITAL ADVISORS, INC.

                               By:______________________________________

                               Name:____________________________________

                               Title:___________________________________

                               DELAWARE MANAGEMENT COMPANY,

                               a series of Delaware Management Business Trust

                               By:______________________________________

                               Name: ___________________________________

                               Title: __________________________________

                                   SCHEDULE A


                             Sub-Advisory Agreement
                    between Mercantile Capital Advisors, Inc.
                         and Delaware Management Company

      Name of Fund                                    Compensation*
-----------------------------                    ---------------------------

 Mercantile Capital Opportunities Fund                  0.70%






* The fee shall be calculated at the above annual rate on the first $1 billion of the Fund's average daily net assets. The fee shall be 0.60% of the Fund's average daily net assets in excess of $1 billion.

                                  FORM OF PROXY

                    Carefully fold & detach along perforation

                           CAPITAL OPPORTUNITIES FUND

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS of Mercantile Funds, Inc. (the "Company") for use at a Special Meeting of Shareholders of the Capital Opportunities Fund (the "Fund") to be held on September 26, 2003, at the offices of Mercantile Capital Advisors, Inc., the Fund's investment adviser ("Mercantile"), Second Floor Board Room, Two Hopkins Plaza, Baltimore, Maryland 21201 at 9:00 a.m.

The undersigned hereby appoints Cornelia H. McKenna and Bonnie C. Railey, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Special Meeting, and at all adjournments or postponements thereof, all shares of Class A, B, C and Institutional Class common stock representing interests in the Fund held of record by the undersigned on August 29, 2003, the record date for the Special Meeting, upon the following matters and upon ANY OTHER MATTER THAT MAY COME BEFORE THE MEETING, IN THEIR DISCRETION:

(1) Proposal to approve a new Sub-Advisory Agreement for the Fund between Mercantile and Delaware Management Company.

            For                      Against                    Abstain

            [_]                        [_]                        [_]


(2) Proposal to approve the sub-advisory compensation payable to Delaware Management Company by Mercantile from April 30, 2003 through the date of the Meeting on September 26, 2003.

            For                      Against                    Abstain

            [_]                        [_]                        [_]

(3) The undersigned authorizes the proxies to vote, in their discretion, upon such other business as may properly come before the Special Meeting.

Every properly signed proxy will be voted in the manner specified hereon and, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" EACH PROPOSAL.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.

Date: ______________                     Date: ______________
Signature: ___________________________   Signature: __________________________

      Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or executor, administrator, director or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.